EXHIBIT 99.3



                             JOINT FILING AGREEMENT

The undersigned hereby agree that the statement on Schedule 13D with respect to the shares of Common Stock of Aames Investment Corporation is, and any amendment thereto signed by each of the undersigned shall be, filed on behalf of each undersigned pursuant to and in accordance with the provisions of Rule 13d1-(k) under the Securities Exchange Act of 1934, as amended.

Dated:  November 15, 2004


                               CAPITAL Z FINANCIAL SERVICES FUND II, L.P.,
                                a Bermuda limited partnership

                               By: Capital Z Partners, L.P., its General Partner
                               By: Capital Z Partners, Ltd., its General Partner


                               By:   /s/ David A. Spuria
                                   ---------------------------------------------
                                   Name:  David A. Spuria
                                   Title: General Counsel


                               CAPITAL Z PARTNERS, L.P.,
                                a Bermuda limited partnership

                               By: Capital Z Partners, Ltd., its General Partner


                               By:   /s/ David A. Spuria
                                   ---------------------------------------------
                                   Name:  David A. Spuria
                                   Title: General Counsel


                               CAPITAL Z PARTNERS, LTD.,
                                a Bermuda corporation

                               By:   /s/ David A. Spuria
                                   ---------------------------------------------
                                   Name:  David A. Spuria
                                   Title: General Counsel


NY2:\1481812\04\VRDG04!.DOC\33560.0111
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                           CAPITAL Z MANAGEMENT, LLC,
                            a Delaware limited liability company

                           By:   /s/ David A. Spuria
                              --------------------------------------------------
                              Name:  David A. Spuria
                              Title: General Counsel


                           SPECIALTY FINANCE PARTNERS,
                             a Bermuda general partnership

                           By: Capital Z Financial Services Fund II, L.P., its General Partner
                           By:  Capital Z Partners, L.P., its General Partner
                           By:  Capital Z Partners, Ltd., its General Partner


                           By:   /s /David A. Spuria
                                ------------------------------------------------
                                Name:  David A. Spuria
                                Title: General Counsel


                           CAPITAL Z FINANCIAL SERVICES PRIVATE
                             FUND II, L.P., a Bermuda limited partnership

                           By: Capital Z Partners, L.P., its General Partner
                           By: Capital Z Partners, Ltd., its General Partner


                           By:   /s/ David A. Spuria
                                ------------------------------------------------
                                Name:  David A. Spuria
                                Title: General Counsel



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